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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2003

                                  LIN TV CORP.
             (Exact name of registrant as specified in its charter)

      Delaware                     001-31331                     05-0501252
--------------------         ---------------------         ---------------------
  (State or other               (Commission File              (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
   incorporation)

                           LIN TELEVISION CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                     000-25206                     13-3581627
--------------------         ---------------------         ---------------------
  (State or other               (Commission File                  (IRS
  jurisdiction of                   Number)                      Employer
   incorporation)                                             Identification
                                                                    No.)

Four Richmond Square, Suite 200, Providence, Rhode Island              02906
---------------------------------------------------------          -------------
       (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (401) 454-2880

       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Required FD Disclosure.

         LIN TV Corp., a Delaware corporation ("LIN TV"), and its wholly owned subsidiary, LIN Television Corporation, a Delaware corporation ("LIN
Television"), are jointly filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission LIN TV's press release dated May 12, 2003 announcing that LIN Television has completed its sale of $200 million aggregate principal amount of its 6 1/2% Senior Subordinated Notes due
2013 (the "Notes") and $100 million aggregate principal amount of its 2.50%
Exchangeable Senior Subordinated Debentures due 2033 (the "Debentures") in previously announced private placements.

         LIN Television also initiated a call for redemption of all of its $300 million outstanding aggregate principal amount of 8 3/8% Senior Subordinated
Notes due 2008. The redemption date has been set at June 15, 2003. Notices of redemption will be mailed to holders of the 8 3/8% Senior Subordinated Notes on May 16, 2003. The proceeds from the sale of the Notes and the Debentures will be used towards this redemption.

         The indenture governing the Notes is attached to this report as Exhibit
4.1, and the indenture governing the Debentures is attached to this report as
Exhibit 4.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  See Exhibit Index attached to this report.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LIN TV Corp.

                                          LIN Television Corporation

Date:  May 14, 2003                       By: /s/ William A. Cunningham
                                              ----------------------------------
                                          Name:  William A. Cunningham
                                          Title: Vice President and Controller

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                                  EXHIBIT INDEX

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
Exhibit Number                            Description
--------------                            -----------
    4.1                    Indenture, dated as of May 12, 2003, among LIN
                           Television Corporation, as Issuer and the Guarantors
                           named therein and The Bank of New York, as Trustee,
                           for the 6 1/2% Senior Subordinated Notes due 2013,
                           Series A and 6 1/2% Senior Subordinated Notes due
                           2013, Series B.

    4.2                    Indenture, dated as of May 12, 2003, among LIN
                           Television Corporation, as Issuer and the Guarantors named therein and The Bank of New York, as Trustee, for the 2.50% Exchangeable Senior Subordinated
                           Debentures due 2033.

   99.1                    Press Release dated May 12, 2003.